The PNC Financial Services Group, Inc. First Quarter 2009 Earnings Conference Call April 23, 2009 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration.  It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings.  The presentation also contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance, capital and liquidity levels, and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents.  We provide greater detail regarding these factors in our 2008 Form 10-K, including in the
Risk Factors and Risk Management sections, and in our other SEC filings (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings).  We have included web addresses here and elsewhere in this presentation as inactive textual references only.  Information on these websites is not part of this document.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of certain types of items.  This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results. We provide these adjusted amounts and reconciliations so that investors, analysts, regulators and others will be better able to evaluate the impact of these items on our results for the periods presented.  We believe that information as adjusted for the impact of the specified items may be useful due to the extent to which these items are not indicative of our ongoing operations.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include a discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor
Relations.”

Key Take-Aways
Posted strong 1Q09 results
Businesses performed well in light of economic
conditions
Strengthened capital and liquidity, increased
loan loss reserves
Benefits of National City acquisition exceeding
original expectations
Despite the Environment, PNC Remains Focused on Delivering
Long-Term Value.

Significant Integration Progress in 90 Days
Focus on the integration
Focus on clients
Focus on the firm
Completed firm wide integration strategy sessions
Established National City Risk Committee
Client conversion schedule set; phase one planned for second half 2009
Kicked-off new marketing campaign – Two of America’s best-known banks.
Now simply one of America’s best.
Reached out to over 3.6 million National City customers via mail
Launched new Corporate Banking outreach campaign
Exceeded National City corporate deposit relationship goal topping $2 billion
A powerful franchise with experienced leadership in place
Conducted comprehensive market visits and town hall meetings
PNC Has Laid the Foundation for a Successful Integration. PNC Has Laid the Foundation for a Successful Integration.

1Q09 Performance Overview
$259 $(246) $530
Net income (loss), millions
$1.03
1Q09
$(.77)
4Q08
$.71 Diluted earnings per common share
3Q08
Pretax pre-provision earnings¹ exceeded credit costs by over $650 million
Expenses remained well-controlled
Significant improvement in capital and liquidity
Further credit quality deterioration as expected; increased loan loss reserves
Strong revenue performance driven by net interest income and diversified fee income
Earnings highlights
(1) Total revenue less noninterest expense.  Further information is provided in the Appendix.

Revenue Diversification
Net interest
income
$2,305
Fund servicing
$199
Asset management
$189
Consumer
services
$316
Corporate
services
$245
Residential
mortgage
$431
Deposit service
charges
$224
Other
$(38)
60%
5%
5%
8%
6%
11%
6%
Strong net interest income
Net interest margin of 3.81%
Significant residential
mortgage contribution
Offset by OTTI
¹
and other
impairments
1Q09
total
revenue
$3.87B
(1)%
1Q09 revenue performance
(1) Other-than-temporary-impairments.
Revenue categories in millions
PNC’s Revenue Mix is Diverse with 40% Derived from Noninterest
Income Categories.

Creating Positive Operating Leverage
$5.5
$3.7
$7.2
$4.4
2004 2008
Creating Positive Operating Leverage Helps to Cover Increased Creating Positive Operating Leverage Helps to Cover Increased
Credit Costs in a Down Cycle. Credit Costs in a Down Cycle.
Revenue
+7%
Expense
+5%
Operating
Leverage
+2%
2004-2008 CAGR
$1.8
$2.8
Revenue
Expense
Pretax pre-provision earnings
¹
1Q09
$3.87
$2.33
$1.54
$.88
Revenue
Expense
Pretax pre-provision earnings
¹
Provision
(1) Total revenue less noninterest expense.  Further information is provided in the Appendix.

Balance Sheet Composition
91% 88% Loans to deposits
5 5 15 Interest-earning deposits with banks
100%
10
5
17
68%
100%
15
60
16
1
3%
% of
total
100%
10
6
18
66%
100%
15
60
15
2
3%
Dec 31,
2008
$286
29
14
48
$195
$286
43
171
46
4
$7
March 31,
2009
Total liabilities and equity
Equity
Other liabilities
Borrowed funds
Deposits
Total assets
Other assets and loan and lease loss allowance
Loans
¹
Investment securities
Loans held for sale
¹
Cash and short-term investments
billions
(1) Amounts include items for which PNC has elected the fair value option under SFAS 159.
PNC’s Commitment to Returning to a Moderate Risk Profile
Remains a Top Priority for Creating Long-Term Value.

Investment Securities
$ - 6% $2.6 US Treasury and government agencies
$(4.4) 100% $46.3 Total investment securities
3.4 years
2.4
3.1
5.5
9.3
23.4
Fair value
Expected weighted average life
¹
(.1)
(.5)
(.8)
(3.6)
.6
Net unrealized
gain/(loss)
20 Non-agency residential mortgage-backed
5 Other (primarily municipals)
12 Commercial mortgage-backed
7 Asset-backed
50
% of total
Agency residential mortgage-backed
March 31, 2009, billions
(1) Excluding corporate stocks and other included in “Other.” (2) Rated by at least two nationally recognized rating agencies; ratings at period end.
2008 2009
92% of the portfolio is comprised of agency or investment grade equivalents
March 31 June 30 Sept 30 Dec 31
March 31
Investment securities, billions
$(3.6) $(2.0)
$(4.4)
$(1.6) $(5.4) Net unrealized gain/(loss)
PNC’s Investment Securities Portfolio Is High Quality.
2

Credit Metrics
(1) As of quarter end, except net charge-off percentage and provision to average loans.  Net charge-off percentage and provision to average loan percentage are annualized. Average loans reflect the National City acquisition beginning with first quarter 2009. Other balance sheet items reflect National City beginning on its acquisition on December 31, 2008.  Fourth quarter 2008 provision includes a
$504 million conforming provision for credit losses related to our National City acquisition.
.87 1.02 1.04 5.25 2.03 Provision to average loans
2008 2009
145
2.51
1.21
1.73
1.01
March 31
151 142 125 236
Allowance for loan and lease losses
to nonperforming loans
1.22 1.35 1.40 2.23
Allowance for loan and lease losses
to total loans
.44 .51 .60 .74 Nonperforming assets to total assets
.81 .95 1.12 .95 Nonperforming loans to total loans
.57 .62 .66 1.09 Net charge-offs to average loans
March 31 June 30 Sept 30 Dec 31 Asset quality ratios
¹
, %
Credit Quality Deterioration Remained Manageable and Resulted
in Increased Loan Loss Reserves.

Capital and Liquidity
Substantial 3/31/09 liquidity position enables PNC to meet all 2009 debt maturities
16%
88%
4.4%
3.3%
10.2%
March 31
2009
21%
88%
5.1%
3.6%
8.2%
Sept 30
2008
15%
91%
4.3%
2.9%
9.7%
Dec 31
2008
Key Capital Ratios
¹
Tier 1 risk-based
Tangible common equity
Tangible common equity excluding accumulated
other comprehensive loss
Investment securities to total assets
Loans to deposits
Key Liquidity Ratios
PNC Remains Well-Positioned in Terms of Capital and Liquidity.
2
2,3
(1) March 31, 2009 estimated.  (2) Period-end common shareholders’ equity less goodwill and other intangible assets (net of deferred taxes) excluding mortgage servicing rights, divided by period-end assets less goodwill and other intangible assets (net of deferred taxes)
excluding mortgage servicing rights. (3) Accumulated other comprehensive loss as of 3/31/09, 12/31/08, and 9/30/08 was $3.3 billion,
$3.9 billion, and $2.2 billion, respectively.  Adjusted percentages are reconciled to GAAP in the Appendix.

A relentless focus on implementing the PNC model
Returning to an overall moderate risk profile
Leveraging the brand to grow high quality revenue
streams
A focus on continuous improvement while investing
in innovation
Disciplined approach to capital management
Strong execution capabilities
Summary
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,”
“outlook,” “estimate,” “forecast,” “will,” “ project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements.
Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties. We provide greater detail regarding some of these factors in our 2008
Form 10-K, including in the Risk Factors and Risk Management sections of that report, and in our other SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
•
Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
o
Changes in interest rates and valuations in the debt, equity and other financial markets.
o
Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.
o
Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.
o
Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.
o
Changes in customer preferences and behavior, whether as a result of changing business and economic conditions or other factors.
•
A continuation of recent turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.
•
Our business and financial performance could be impacted as the financial industry restructures in the current environment, both by changes in the creditworthiness and performance of our counterparties and by changes in the competitive landscape.
•
Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting. These statements are based on our current expectations that interest rates will remain low through
2009 with continued wide market credit spreads, and our view that national economic trends currently point to a continuation of severe recessionary conditions in 2009 followed by a subdued recovery.
Cautionary Statement Regarding Forward-Looking
Information
Appendix

•
Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:
o
Changes resulting from the Emergency Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act of 2009, and other developments in response to the current economic and financial industry environment, including current and future conditions or restrictions imposed as a result of our participation in the TARP Capital Purchase Program.
o
Legislative and regulatory reforms generally, including changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry.
o
Increased litigation risk from recent regulatory and other governmental developments.
o
Unfavorable resolution of legal proceedings or regulatory and other governmental inquiries.
o
The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies.
o
Changes in accounting policies and principles.
•
Our issuance of securities to the US Department of the Treasury may limit our ability to return capital to our shareholders and is dilutive to our common shares. If we are unable previously to redeem the shares, the dividend rate increases substantially after five years.
•
Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques.
•
The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•
Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•
Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•
Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
•
Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
•
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of BlackRock’s reports.
BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com. This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.
In addition, our recent acquisition of National City Corporation (“National City”) presents us with a number of risks and uncertainties related both to the acquisition transaction itself and to the integration of the acquired businesses into PNC. These risks and uncertainties include the following:
•
The anticipated benefits of the transaction, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
• Our ability to achieve anticipated results from this transaction is dependent on the state going forward of the economic and financial markets, which have been under significant stress recently. Specifically, we may incur more credit losses from National City’s loan portfolio than expected.
Other issues related to achieving anticipated financial results include the possibility that deposit attrition or attrition in key client, partner and other relationships may be greater than expected.
• Litigation and governmental investigations currently pending against National City, as well as others that may be filed or commenced relating to
National City’s business and activities before the acquisition, could adversely impact our financial results.
• Our ability to achieve anticipated results is also dependent on our ability to bring National City’s systems, operating models, and controls into conformity with ours and to do so on our planned time schedule. The integration of National City’s business and operations into PNC, which will include conversion of National City’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to National City’s or PNC’s existing businesses. PNC’s ability to integrate National City successfully may be adversely affected by the fact that this transaction will result in PNC entering several markets where PNC did not previously have any meaningful retail presence.
In addition to the National City transaction, we grow our business from time to time by acquiring other financial services companies. Acquisitions in general present us with risks, in addition to those presented by the nature of the business acquired, similar to some or all of those described above relating to the National City acquisition.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s, National City’s, or other company’s actual or anticipated results.

Non-GAAP to GAAP Reconcilement
Appendix
in millions
2004 2005 2006 (c) 2007 2008
'04-'08
CAGR
Total revenue $5,541 $6,327 $8,572 $6,705 $7,190 7%
Noninterest expense 3,712 4,306 4,443 4,296 4,430 5%
Pretax pre-provision earnings $1,829 $2,021 $4,129 $2,409 $2,760
Operating leverage 2%
(c) Includes the impact on both revenue and expense of the BlackRock/MLIM transaction.
For the year ended December 31
In millions, except percentages
Tangible common equity ratio (a, b) March 31 December 31 September 30
2009 2008 2008
Common shareholders' equity $18,546 $17,490 $13,712
Add back: accumulated other comprehensive loss (AOCL) 3,289 3,949 2,230
Common shareholders' equity, excluding AOCL $21,835 $21,439 $15,942
Goodwill and other intangible assets, net of deferred taxes $9,448 $9,206 $8,812
Total assets $286,422 $291,081 $145,610
Add back: AOCL assets 2,658 3,282 2,107
Total assets, excluding AOCL $289,080 $294,363 $147,717
Tangible common equity ratio, as reported 3.3% 2.9% 3.6%
Add back: AOCL assets 1.1 1.4 1.5
Tangible common equity ratio, as adjusted 4.4% 4.3% 5.1%
(a) March 31, 2009 ratios are estimated.
(b) Period-end common shareholders’ equity less goodwill and other intangible assets (net of deferred taxes) excluding mortgage servicing rights, divided by period-end assets less goodwill and other intangible assets (net of deferred taxes) excluding mortgage servicing rights

Non-GAAP to GAAP Reconcilement
Appendix
Dec 31 Mar 31
2008 2009 Change
in millions
Total revenue $1,676 $3,871
Noninterest expense 1,129        2,328
Pretax pre-provision earnings $547 $1,543 $996
For the three months ended

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Company WFC
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